Long-Term Debt	9 Months Ended
Sep. 30, 2018
Debt Disclosure [Abstract]
Long-Term Debt
Long-Term Debt

	September 30, 2018	December 31, 2017
	$	$
Revolving Credit Facilities	660,763	877,343
Senior Notes (8.5%) due January 15, 2020	540,082	592,657
Convertible Senior Notes (5%) due January 15, 2023	125,000	—
Norwegian Kroner-denominated Bonds due through August 2023	374,040	377,856
U.S. Dollar-denominated Term Loans due through 2031	1,489,245	1,358,798
Euro-denominated Term Loans due through 2024	205,923	232,957
Other U.S. Dollar-denominated loan	3,300	10,000
Total principal	3,398,353	3,449,611
Less unamortized discount and debt issuance costs	(47,338)	(31,906)
Total debt	3,351,015	3,417,705
Less current portion	(259,104)	(800,897)
Long-term portion	3,091,911	2,616,808

As of September 30, 2018, the Company had seven revolving credit facilities (or the Revolvers) available, which, as at such date, provided for aggregate borrowings of up to $1.1 billion, of which $0.4 billion was undrawn. Interest payments are based on LIBOR plus margins; the margins ranged between 1.25% and 4.0% at September 30, 2018 and 0.45% and 4.0% at December 31, 2017. Giving effect to the Teekay LNG revolver refinancing completed in November 2018 (see Note 19), the aggregate amount available under the Revolvers is scheduled to decrease by $250.2 million (remainder of 2018), $41.6 million (2019), $232.6 million (2020), $336.3 million (2021) and $204.3 million (thereafter). The Revolvers are collateralized by first-priority mortgages granted on 44 of the Company’s vessels, together with other related security, and include a guarantee from Teekay or its subsidiaries for all but one of the Revolvers' outstanding amounts. Included in other related security are 38.2 million common units in Teekay Offshore, 25.2 million common units in Teekay LNG, and 16.8 million Class A common shares in Teekay Tankers, which secure a $200 million credit facility.

The Company’s 8.5% senior unsecured notes are due January 15, 2020 with an original aggregate principal amount of $450 million (the Original Notes). The Original Notes issued on January 27, 2010 were sold at a price equal to 99.2% of par. During 2014, the Company repurchased $57.3 million of the Original Notes. In November 2015, the Company issued an aggregate principal amount of $200 million of the Company’s 8.5% senior unsecured notes due on January 15, 2020 (or the Notes) at 99.01% of face value, plus accrued interest from July 15, 2015. The Notes are an additional issuance of the Company's Original Notes (collectively referred to as the 8.5% Notes). The Notes were issued under the same indenture governing the Original Notes, and are fungible with the Original Notes. The discount on the 8.5% Notes is accreted through the maturity date of the notes using the effective interest rate of 8.67% per year. During the first nine months of 2018, the Company repurchased $52.6 million in aggregate principal amount of the 8.5% Notes.

The 8.5% Notes rank equally in right of payment with all of Teekay's existing and future senior unsecured debt and senior to any future subordinated debt of Teekay. The 8.5% Notes are not guaranteed by any of Teekay's subsidiaries and effectively rank behind all existing and future secured debt of Teekay and other liabilities of its subsidiaries.

The Company may redeem the 8.5% Notes in whole or in part at any time before their maturity date at a redemption price equal to the greater of (i) 100% of the principal amount of the 8.5% Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 8.5% Notes to be redeemed (excluding accrued interest), discounted to the redemption date on a semi-annual basis, at the treasury yield plus 50 basis points, plus accrued and unpaid interest to the redemption date.

On January 26, 2018, Teekay Parent completed a private offering of $125.0 million of aggregate principal amount of 5% Convertible Senior Notes due January 15, 2023 (the Convertible Notes). The Convertible Notes are convertible into Teekay’s common stock, initially at a rate of 85.4701 shares of common stock per $1,000 principal amount of Convertible Notes. This represents an initial effective conversion price of $11.70 per share of common stock. The initial conversion price represents a premium of 20% to the concurrent common stock offering price of $9.75 per share. The conversion rate is subject to customary adjustments for, among other things, payments of dividends by Teekay Parent beyond the current quarterly dividend of $0.055 per share of common stock. On issuance of the Convertible Notes, $104.6 million of the net proceeds was reflected in long-term debt and is being accreted to $125.0 million over its five-year term through interest expense. The remaining amount of the net proceeds of $16.1 million was allocated to the conversion feature and reflected in additional paid-in capital.

Teekay LNG has a total of Norwegian Kroner (or NOK) 3.1 billion in senior unsecured bonds issued in the Norwegian bond market at September 30, 2018 that mature through August 2023. As of September 30, 2018, the total carrying amount of the senior unsecured bonds was $374.0 million. The bonds are listed or will be listed on the Oslo Stock Exchange. The interest payments on the bonds are based on NIBOR plus a margin, which ranges from 3.70% to 6.00%. The Company entered into cross-currency rate swaps to swap all interest and principal payments of the bonds into U.S. Dollars, with the interest payments fixed at rates ranging from 5.92% to 7.89%, and the transfer of the principal amount fixed at $382.5 million upon maturity in exchange for NOK 3.1 billion (see Note 15).

As of September 30, 2018, the Company had 11 U.S. Dollar-denominated term loans outstanding, which totaled $1.5 billion in aggregate principal amount (December 31, 2017 – $1.4 billion). Interest payments on the term loans are based on LIBOR plus a margin, of which one of the term loans has an additional tranche based on a fixed rate of 5.37%. At September 30, 2018 and December 31, 2017, the margins ranged between 0.30% and 3.25%. The term loan payments are made in quarterly or semi-annual payments commencing three or six months after delivery of each newbuilding vessel financed thereby, and nine of the term loans have balloon or bullet repayments due at maturity. The term loans are collateralized by first-priority mortgages on 26 (December 31, 2017 – 22) of the Company’s vessels, together with certain other security. In addition, at September 30, 2018 and December 31, 2017, all of the outstanding term loans were guaranteed by Teekay or its subsidiaries.

Teekay LNG has two Euro-denominated term loans outstanding, which, as at September 30, 2018, totaled 177.4 million Euros ($205.9 million) (December 31, 2017 – 194.1 million Euros ($233.0 million)). Teekay LNG is servicing the loans with funds generated by two Euro-denominated, long-term time-charter contracts. Interest payments on the loans are based on EURIBOR plus a margin. At September 30, 2018 and December 31, 2017, the margins ranged between 0.60% and 1.95%, and 0.60% and 2.25%, respectively. The Euro-denominated term loans reduce in monthly and semi-annual payments with varying maturities through 2024, are collateralized by first-priority mortgages on two of Teekay LNG's vessels, together with certain other security, and are guaranteed by Teekay LNG and one of its subsidiaries.

Both Euro-denominated term loans and NOK-denominated bonds are revalued at the end of each period using the then-prevailing U.S. Dollar exchange rate. Due primarily to the revaluation of the Company’s NOK-denominated bonds, the Company’s Euro-denominated term loans and restricted cash, and the change in the valuation of the Company’s cross-currency swaps, the Company recognized foreign exchange gains (losses) of $3.6 million (2017 – $(2.6) million) and $16.1 million (2017 – $(22.9) million) during the three and nine months ended September 30, 2018.

The weighted-average interest rate on the Company’s aggregate long-term debt as at September 30, 2018 was 5.0% (December 31, 2017 – 4.3%). This rate does not include the effect of the Company’s interest rate swap agreements (see Note 15).

Teekay has guaranteed obligations pursuant to certain credit facilities of Teekay Tankers. As at September 30, 2018, the aggregate outstanding balance on such credit facilities was $219.2 million.

The aggregate annual long-term debt principal repayments required to be made by the Company subsequent to September 30, 2018, after giving effect to the Teekay LNG debt facility refinancing and the Teekay Tankers sale-leaseback financing transaction completed in November 2018 (see Note 19), are $85.3 million (remainder of 2018), $239.2 million (2019), $1,251.1 million (2020), $836.7 million (2021), $188.3 million (2022) and $797.7 million (thereafter).

The Company’s long-term debt agreements generally provide for maintenance of minimum consolidated financial covenants and seven loan agreements require the maintenance of vessel market value to loan ratios. As at September 30, 2018, these ratios ranged from 122% to 190% compared to their minimum required ratios of 105% to 135%. The vessel values used in these ratios are the appraised values provided by third parties where available, or prepared by the Company based on second-hand sale and purchase market data. Changes in the LNG/LPG carrier and conventional tanker markets could negatively affect the Company's compliance with these ratios.

One of Teekay Tankers’ revolvers is guaranteed by Teekay Parent and contains covenants that require Teekay Parent to maintain the greater of free liquidity (cash and cash equivalents and undrawn committed revolving credit lines with at least six months to maturity) of $50.0 million and at least 5.0% of Teekay’s total consolidated debt which has recourse to Teekay Parent. Two of Teekay Tankers’ term loans require Teekay Parent and Teekay Tankers collectively to maintain the greater of (a) free cash (cash and cash equivalents) of at least $100.0 million for one of the term loans and $50.0 million for the other and (b) an aggregate of free cash and undrawn committed revolving credit lines with at least six months to maturity of at least 7.5% for one of the term loans and 5.0% for the other, of their total debt. In addition, certain loan agreements require Teekay Tankers to maintain a minimum liquidity (cash, cash equivalents and undrawn committed revolving credit lines with at least six months to maturity) of $35.0 million and at least 5.0% of Teekay Tankers' total consolidated debt. Certain loan agreements require Teekay LNG to maintain a minimum level of tangible net worth, and minimum liquidity (cash, cash equivalents and undrawn committed revolving credit lines with at least six months to maturity) of $35.0 million, and not to exceed a maximum level of financial leverage.

As at September 30, 2018, the Company was in compliance with all covenants under its credit facilities and other long-term debt.